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                                                                    EXHIBIT 16

Securities and Exchange Commission
Washington, D.C.  20549

Re:   TeleVideo, Inc.
      File No. 0-11552


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of TeleVideo, Inc. dated March 7, 2001, and agree with the statements contained therein.

                                   Very truly yours,

                                   GRANT THORNTON LLP
                                   /s/ Grant Thornton LLP

                                   San Jose, California